UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05986

T. Rowe Price Index Trust, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Equity Index 500 Fund	June 30, 2022
PREIX	Investor Class
PRUIX	I Class
TRHZX	Z Class
T. ROWE PRICE Equity Market Index Funds

HIGHLIGHTS

■	Each of the three Equity Market Index Funds produced negative returns in the first half of 2022 and closely tracked their respective benchmarks.

■	Most sectors of the U.S. stock market produced negative returns during the six-month period. Equities plunged as Russia’s assault on Ukraine, surging commodity prices, elevated inflation, and rising interest rates weighed heavily on the economy and financial markets.

■	Using full replication and sampling strategies, we kept the composition and other attributes of the index funds similar to those of their benchmarks.

■	The trajectories of the pandemic, the economy, corporate earnings, and interest rates are unpredictable, and investor sentiment toward the broad market and various market segments could change without warning. Our main task, however, is to use full replication or sampling strategies so that the Equity Market Index Funds are structured like major U.S. equity indexes and closely track their performance.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.

After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.

Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.

Within the S&P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.

Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.

In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.

Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.

The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.

Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
CEO and President

Management’s Discussion of Fund Performance

EQUITY INDEX 500 FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

FUND COMMENTARY

How did the fund perform in the past six months?

The Equity Index 500 Fund returned -20.04% versus -19.96% for its benchmark, the S&P 500 Index. The fund’s performance tends to slightly lag that of the index due to operating and management expenses. (Performance for the fund’s I Class and Z Class shares will vary due to different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Most sectors in the S&P 500 Index produced negative returns in the first half of 2022. Large-cap U.S. stocks plunged as Russia’s assault on Ukraine, surging commodity prices, elevated inflation, and rising interest rates weighed heavily on the economy and financial markets during the six-month period. By June, the S&P 500 Index and several other equity indexes entered “bear market” territory, meaning that they had fallen at least 20% from their recent highs.

Within our portfolio, information technology stocks detracted the most in absolute terms. Semiconductors, software, and hardware companies were among the worst performers in the portfolio, with bellwethers NVIDIA, Microsoft, and Apple being particularly weak. Shares of these tech giants trended down along with other technology names, as the sector was hit by fears that supply chain issues and inflationary pressures would slow demand. Also, rising interest rates tend to hurt growth stocks by reducing the present value of their future profits. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The consumer discretionary sector also exhibited negative returns, as the internet and direct marketing segment lagged. Shares of Amazon.com slid following the firm’s disappointing April earnings report, in which it posted its first quarterly loss since 2015. The company also suffered from generally bearish sentiment for online retail growth names. In the automobiles segment, leading electric automobile maker Tesla tumbled during the period. Shares sold off amid a flurry of negative news for the company, including CEO Elon Musk’s unexpected offer to buy Twitter, supply chain issues that are delaying production, and concerns about the automaker’s self-driving features and fire hazards. Home Depot and Lowe’s declined during the period, as rising interest rates weighed on the housing market and home improvement retailers.

Conversely, energy shares surged for the six-month period and produced robust returns. Energy companies were the top performers in our portfolio, led by ExxonMobil and Chevron. Many large oil companies reported record profits during the first quarter of 2022, as several countries were forced to find alternatives to Russian energy exports, resulting in higher oil, gasoline, and natural gas prices. Oil companies Occidental Petroleum and ConocoPhillips also contributed to our results, while energy equipment and services companies Halliburton and Schlumberger added value to a lesser extent.

The utilities sector, one of the smallest in the index and the portfolio, exhibited flat returns during the six-month period. Utilities stocks, which tend to have above-average dividend yields, often behave like bonds in response to interest rate movements. However, during times of economic uncertainty, investors often favor utilities because their businesses tend to be stable. Within the sector, multi-utility companies were the top performers, led by Sempra Energy and Consolidated Edison.

TOTAL EQUITY MARKET INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to match the performance of the entire U.S. stock market.

FUND COMMENTARY

How did the fund perform in the past six months?

The Total Equity Market Index Fund returned -21.36% versus -21.33% for its benchmark, the S&P Total Market Index. Fund performance tends to slightly lag that of the index due to operating and management expenses. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Within our portfolio, information technology stocks detracted the most in absolute terms. Software, semiconductors, and hardware companies were among the worst performers in the portfolio, with bellwethers Microsoft, NVIDIA, and Apple being particularly weak. Shares of these tech giants trended down along with other technology names, as the sector was hit by fears that supply chain issues and inflationary pressures would slow demand. Also, rising interest rates tend to hurt growth stocks by reducing the present value of their future profits. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The consumer discretionary sector also exhibited negative returns, as the internet and direct marketing segment lagged. Shares of Amazon.com slid following the firm’s disappointing April earnings report, in which it posted its first quarterly loss since 2015. The company also suffered from generally bearish sentiment for online retail growth names. In the automobiles segment, leading electric automobile maker Tesla tumbled during the period. Shares sold off amid a flurry of negative news for the company, including CEO Elon Musk’s unexpected offer to buy Twitter, supply chain issues that are delaying production, and concerns about the automaker’s self-driving features and fire hazards. Home Depot and Lowe’s declined during the period, as rising interest rates weighed on the housing market and home improvement retailers.

Conversely, energy shares surged for the six-month period and produced robust returns. Energy companies were the top performers in our portfolio, led by ExxonMobil and Chevron. Many large oil companies reported record profits during the first quarter of 2022, as several countries were forced to find alternatives to Russian energy exports, resulting in higher oil, gasoline, and natural gas prices. Oil companies Occidental Petroleum and ConocoPhillips also contributed to our results, while energy equipment and services company Helmerich & Payne added value to a lesser extent.

The utilities sector, one of the smallest in the index and the portfolio, exhibited flat returns during the six-month period. Utilities stocks, which tend to have above-average dividend yields, often behave like bonds in response to interest rate movements. However, during times of economic uncertainty, investors often favor utilities because their businesses tend to be stable. Within the sector, multi-utility companies were the top performers, led by Sempra Energy and Consolidated Edison.

EXTENDED EQUITY MARKET INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization U.S. stocks.

FUND COMMENTARY

How did the fund perform in the past six months?

Small- and mid-cap U.S. stocks produced negative returns in the first half of 2022. The Extended Equity Market Index Fund returned -27.75% versus -28.09% for its benchmark, the S&P Completion Index. It is unusual for the fund to outperform the index; the fund usually lags the benchmark slightly due to operating and management expenses. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Within our portfolio, information technology (IT) stocks detracted the most in absolute terms. Software, IT services, and semiconductor companies were among the worst performers in the portfolio, with Workday, Block, and Marvell Technology being particularly weak. Shares of these companies trended down along with other technology names, as the sector was hit by fears that supply chain issues and inflationary pressures would slow demand. Also, rising interest rates tend to hurt growth stocks by reducing the present value of their future profits. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The consumer discretionary sector also exhibited negative returns, as the specialty retail segment performed worst. Shares of Carvana, which operates an online retail platform for used cars, traded lower following an earnings report that fell significantly short of expectations. The company is experiencing various headwinds, including pandemic-related labor shortages and severe weather on the supply side as well as slowing demand amid elevated used car prices and rising interest rates. Investors were also discouraged by Carvana’s withdrawal of forward guidance for the remainder of the year. The hotels, restaurants, and leisure segments also lagged as Airbnb struggled.

Conversely, energy shares advanced for the six-month period. Energy companies were the top performers in our portfolio, led by Cheniere Energy and EQT Corporation. Many oil companies reported strong profits during the first quarter of 2022, as several countries were forced to find alternatives to Russian energy exports, resulting in higher oil, gasoline, and natural gas prices. Oil companies Continental Resources and CVR Energy also contributed to our results, while energy equipment and services companies Patterson-UTI Energy and Helmerich & Payne added value to a lesser extent.

The utilities sector, one of the smallest in the index and the portfolio, exhibited flat returns during the six-month period. Utilities stocks, which tend to have above-average dividend yields, often behave like bonds in response to interest rate movements. However, during times of economic uncertainty, investors often favor utilities because their businesses tend to be stable. Within the sector, gas utility companies were the top performers, led by Southwest Gas Holdings and South Jersey Industries.

How are the Equity Market Index Funds positioned?

The Equity Market Index Funds, which tend to closely track their benchmarks, offer broad exposure to different sectors of the U.S. stock market, and each fund’s sector allocations are consistent with those of its benchmark. As such, changes in each portfolio’s sector diversification and other overall characteristics reflect changes in the composition of the indexes, rather than strategic shifts that are typical of an actively managed fund. Since the portfolios are designed to track their indexes, they do not have the flexibility to shift assets toward stocks or sectors that are rising or away from those that are declining. The funds’ expenses are generally low, which allows investors to retain more of their returns.

As a reminder, the Equity Market Index Funds are designed for investors who want to harness the potential for long-term capital appreciation from broad exposure to large-cap U.S. stocks, the entire U.S. stock market, or small- and mid-cap U.S. stocks. The portfolios could serve as core holdings in an investor’s portfolio, as they offer attributes that many investors will find appealing. The portfolios intend to be diversified in approximately the same proportion as the indexes they track are diversified. (Diversification cannot assure a profit or protect against loss in a declining market.)

The Equity Index 500 Fund uses a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the S&P 500 Index. The fund seeks to maintain holdings of each stock in proportion to its weight in the index. The Total Equity Market Index Fund and the Extended Equity Market Index Fund use a sampling strategy, which involves investing substantially all of their assets in a group of stocks representative of the sector allocations, financial characteristics, and other attributes of the S&P Total Market Index and S&P Completion Index, respectively. These two funds do not attempt to fully replicate their indexes by owning each of the stocks in them. All three index funds may occasionally invest in securities such as futures and exchange-traded funds so that they can accommodate cash flows and remain fully invested.

What is portfolio management’s outlook?

The Russian invasion of Ukraine, COVID-19 lockdowns in China, and central bank monetary tightening around the world are likely to keep the investing environment challenging in the near term. In the immediate future, the situation in Ukraine will likely continue to impact global commodity markets, keeping food, oil, gasoline, and natural gas prices high, but it could accelerate the longer-term shift to renewable energy. Rising interest rates punished equity valuations in the first half, particularly among growth stocks, and slowing economic growth could lead to weaker corporate earnings and put further pressure on stock prices.

The trajectories of the pandemic, the economy, corporate earnings, and interest rates are unpredictable, and investor sentiment toward the broad market and various market segments could change without warning. Our main task, however, is not to determine which stocks or sectors may perform best in the period ahead. As always, our intention is to use full replication or sampling strategies so that the Equity Market Index Funds are structured like major U.S. equity indexes and closely track their performance.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE EQUITY MARKET INDEX FUNDS

Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the funds invest may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes and may suffer sharper price declines as a result of earnings disappointments.

Funds that invest in small and medium-sized companies could be more volatile than funds that are exposed to only large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

Because the funds are passively managed, holdings are generally not reallocated based on changes in market conditions or the outlook for a specific security, industry, or market sector. As a result, the funds’ performance may lag the performance of actively managed funds. Funds that use a sampling strategy (and, thus, do not attempt to fully replicate their benchmark indexes) have a greater potential for their performance to deviate from that of their benchmarks.

BENCHMARK INFORMATION

Note: The S&P 500 Index, S&P Total Market Index, and S&P Completion Index are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by T. Rowe Price. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index, S&P Total Market Index, and S&P Completion Index.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Equity Index 500 Fund	Percent of Net Assets 6/30/22
Apple	6.6%
Microsoft	6.0
Alphabet	3.9
Amazon.com	2.9
Tesla	1.8
Berkshire Hathaway	1.5
UnitedHealth Group	1.5
Johnson & Johnson	1.5
NVIDIA	1.2
Meta Platforms	1.2
ExxonMobil	1.1
Procter & Gamble	1.1
JPMorgan Chase	1.0
Visa	1.0
Pfizer	0.9
Chevron	0.9
Home Depot	0.9
MasterCard	0.8
AbbVie	0.8
Eli Lilly and Co	0.8
Coca-Cola	0.8
Merck	0.7
PepsiCo	0.7
Bank of America	0.7
Verizon Communications	0.7
Total	**41.0%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Total Equity Market Index Fund	Percent of Net Assets 6/30/22
Apple	5.6%
Microsoft	5.1
Alphabet	3.4
Amazon.com	2.5
Tesla	1.5
Berkshire Hathaway	1.3
UnitedHealth Group	1.2
Johnson & Johnson	1.2
NVIDIA	1.0
Meta Platforms	1.0
ExxonMobil	0.9
Visa	0.9
Procter & Gamble	0.9
JPMorgan Chase	0.8
Home Depot	0.8
Chevron	0.8
AbbVie	0.8
MasterCard	0.8
Pfizer	0.7
Eli Lilly and Co	0.7
Coca-Cola	0.7
Merck	0.6
PepsiCo	0.6
Costco Wholesale	0.6
Broadcom	0.6
Total	**35.0%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Extended Equity Market Index Fund	Percent of Net Assets 6/30/22
Blackstone	1.1%
Palo Alto Networks	0.9
Marvell Technology	0.7
Crowdstrike Holdings	0.6
Snowflake Computing	0.6
Uber Technologies	0.6
Cheniere Energy	0.6
lululemon athletica	0.6
Airbnb	0.5
Block	0.5
Veeva Systems	0.5
Workday	0.5
KKR	0.5
Zoom Video Communications	0.4
Datadog	0.4
CoStar Group	0.4
Seagen	0.4
VMware	0.4
Invitation Homes	0.4
Sun Communities	0.4
MongoDB	0.3
The Trade Desk	0.3
Liberty Broadband	0.3
Apollo Global Management	0.3
Avantor	0.3
Total	**12.5%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Equity Index 500 Fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Z Class

	6 Months Ended 6/30/22	Year Ended 12/31/21	3/16/20[1] Through 12/31/20
NET ASSET VALUE			
Beginning of period	$ 125.27	$ 99.13	$ 63.64
Investment activities			
Net investment income[2][3]	2.37	1.54	1.40
Net realized and unrealized gain/loss	(27.30)	26.73	36.19
Total from investment activities	(24.93)	28.27	37.59
Distributions			
Net investment income	(0.84)	(1.61)	(1.70)
Net realized gain	–	(0.52)	(0.40)
Total distributions	(0.84)	(2.13)	(2.10)
NET ASSET VALUE			
End of period	**$ 99.50**	**$ 125.27**	**$ 99.13**

Ratios/Supplemental Data

Total return[3][4]	**(19.96)%**	**28.70%**	**59.62%**
Ratios to average net assets:[3]			
Gross expenses before waivers/payments by Price Associates	0.05%[5]	0.06%	0.06%[5]
Net expenses after waivers/payments by Price Associates	0.00%[5]	0.00%	0.00%[5]
Net investment income	1.45%[5]	1.37%	2.03%[5]
Portfolio turnover rate	1.4%	3.1%	13.6%
Net assets, end of period (in millions)	$11,477	$19,852	$21,289

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 7 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 99.6%		
COMMUNICATION SERVICES 8.8%		
Diversified Telecommunication Services 1.2%		
AT&T	5,123,402	107,386
Lumen Technologies	663,686	7,241
Verizon Communications	3,005,155	152,512
		267,139
Entertainment 1.3%		
Activision Blizzard	558,076	43,452
Electronic Arts	200,839	24,432
Live Nation Entertainment (1)	94,180	7,778
Netflix (1)	318,112	55,628
Take-Two Interactive Software (1)	113,441	13,900
Walt Disney (1)	1,303,499	123,050
Warner Bros Discovery (1)	1,583,141	21,246
		289,486
Interactive Media & Services 5.2%		
Alphabet, Class A (1)	215,177	468,927
Alphabet, Class C (1)	197,297	431,577
Match Group (1)	203,377	14,173
Meta Platforms, Class A (1)	1,640,978	264,608
Twitter (1)	546,820	20,446
		1,199,731
Media 0.9%		
Charter Communications, Class A (1)	82,949	38,864
Comcast, Class A	3,199,208	125,537
DISH Network, Class A (1)	180,319	3,233
Fox, Class A	224,380	7,216
Fox, Class B	104,875	3,115
Interpublic Group	283,199	7,796
News, Class A	280,722	4,374
News, Class B	88,863	1,412
Omnicom Group	147,862	9,406
Paramount Global, Class B	435,207	10,741
		211,694
Wireless Telecommunication Services 0.2%		
T-Mobile U.S. (1)	421,809	56,750
		56,750
Total Communication Services		2,024,800

CONSUMER DISCRETIONARY 10.4%

Auto Components 0.1%		
Aptiv (1)	194,194	17,297
BorgWarner	172,469	5,755
		23,052
Automobiles 2.0%		
Ford Motor	2,820,115	31,388
General Motors (1)	1,041,737	33,086
Tesla (1)	600,379	404,307
		468,781
Distributors 0.1%		
Genuine Parts	100,318	13,342
LKQ	187,028	9,181
Pool	28,642	10,060
		32,583
Hotels, Restaurants & Leisure 1.8%		
Booking Holdings (1)	29,084	50,868
Caesars Entertainment (1)	153,343	5,873
Carnival (1)(2)	572,624	4,953
Chipotle Mexican Grill (1)	20,037	26,194
Darden Restaurants	89,610	10,137
Domino's Pizza	25,896	10,092
Expedia Group (1)	108,024	10,244
Hilton Worldwide Holdings	198,306	22,099
Las Vegas Sands (1)	246,927	8,294
Marriott International, Class A	196,186	26,683
McDonald's	529,226	130,655
MGM Resorts International	253,973	7,353
Norwegian Cruise Line Holdings (1)	301,167	3,349
Penn National Gaming (1)	118,335	3,600
Royal Caribbean Cruises (1)	160,831	5,615
Starbucks	821,026	62,718
Wynn Resorts (1)	76,088	4,335
Yum! Brands	204,382	23,199
		416,261
Household Durables 0.3%		
DR Horton	229,824	15,212
Garmin	109,136	10,723
Lennar, Class A	185,634	13,100
Mohawk Industries (1)	37,162	4,612
Newell Brands	265,519	5,056
NVR (1)	2,221	8,893
PulteGroup	171,089	6,780

Whirlpool	40,481	6,269
		70,645
Internet & Direct Marketing Retail 3.0%		
Amazon.com (1)	6,259,875	664,861
eBay	401,511	16,731
Etsy (1)	91,463	6,696
		688,288
Leisure Products 0.0%		
Hasbro	92,968	7,612
		7,612
Multiline Retail 0.5%		
Dollar General	163,190	40,053
Dollar Tree (1)	161,019	25,095
Target	331,106	46,762
		111,910
Specialty Retail 2.1%		
Advance Auto Parts	43,948	7,607
AutoZone (1)	14,219	30,558
Bath & Body Works	162,709	4,380
Best Buy	145,415	9,480
CarMax (1)	114,526	10,362
Home Depot	739,396	202,794
Lowe's	473,193	82,653
O'Reilly Automotive (1)	47,087	29,748
Ross Stores	251,986	17,697
TJX	840,928	46,966
Tractor Supply	80,260	15,558
Ulta Beauty (1)	36,854	14,206
		472,009
Textiles, Apparel & Luxury Goods 0.5%		
NIKE, Class B	908,057	92,803
PVH	49,049	2,791
Ralph Lauren	32,758	2,937
Tapestry	181,524	5,540
VF	228,430	10,090
		114,161
Total Consumer Discretionary		2,405,302
CONSUMER STAPLES 7.0%		
Beverages 1.9%		
Brown-Forman, Class B	129,781	9,105
Coca-Cola	2,791,724	175,627
Constellation Brands, Class A	116,621	27,180

Keurig Dr Pepper	528,919	18,719
Molson Coors Beverage, Class B	135,517	7,387
Monster Beverage (1)	269,492	24,982
PepsiCo	989,391	164,892
		427,892
Food & Staples Retailing 1.5%		
Costco Wholesale	317,160	152,008
Kroger	470,240	22,256
Sysco	363,965	30,832
Walgreens Boots Alliance	512,909	19,439
Walmart	1,004,678	122,149
		346,684
Food Products 1.1%		
Archer-Daniels-Midland	401,234	31,136
Campbell Soup	142,640	6,854
Conagra Brands	341,325	11,687
General Mills	431,385	32,548
Hershey	104,288	22,439
Hormel Foods	203,266	9,627
J M Smucker	77,061	9,864
Kellogg	181,885	12,976
Kraft Heinz	507,320	19,349
Lamb Weston Holdings	103,392	7,388
McCormick	179,451	14,939
Mondelez International, Class A	990,718	61,514
Tyson Foods, Class A	209,063	17,992
		258,313
Household Products 1.6%		
Church & Dwight	173,769	16,102
Clorox	86,752	12,230
Colgate-Palmolive	599,983	48,083
Kimberly-Clark	241,349	32,618
Procter & Gamble	1,716,687	246,842
		355,875
Personal Products 0.2%		
Estee Lauder, Class A	165,999	42,275
		42,275
Tobacco 0.7%		
Altria Group	1,296,257	54,145
Philip Morris International	1,108,939	109,496
		163,641
Total Consumer Staples		1,594,680

ENERGY 4.3%		
Energy Equipment & Services 0.3%		
Baker Hughes	670,598	19,360
Halliburton	644,815	20,222
Schlumberger	1,004,429	35,918
		75,500
Oil, Gas & Consumable Fuels 4.0%		
APA	242,919	8,478
Chevron	1,405,861	203,541
ConocoPhillips	925,772	83,144
Coterra Energy	578,091	14,909
Devon Energy	439,871	24,241
Diamondback Energy	119,710	14,503
EOG Resources	419,243	46,301
Exxon Mobil	3,014,029	258,121
Hess	197,790	20,954
Kinder Morgan	1,397,557	23,423
Marathon Oil	508,267	11,426
Marathon Petroleum	387,526	31,858
Occidental Petroleum	636,055	37,451
ONEOK	320,110	17,766
Phillips 66	344,678	28,260
Pioneer Natural Resources	161,166	35,953
Valero Energy	292,339	31,070
Williams	864,547	26,982
		918,381
Total Energy		993,881
FINANCIALS 10.8%		
Banks 3.7%		
Bank of America	5,073,391	157,935
Citigroup	1,390,130	63,932
Citizens Financial Group	352,084	12,566
Comerica	91,583	6,720
Fifth Third Bancorp	491,028	16,498
First Republic Bank	126,887	18,297
Huntington Bancshares	1,023,739	12,316
JPMorgan Chase	2,101,463	236,646
KeyCorp	668,068	11,511
M&T Bank	128,622	20,501
PNC Financial Services Group	296,140	46,722
Regions Financial	669,594	12,555
Signature Bank	45,181	8,097
SVB Financial Group (1)	42,180	16,661
Truist Financial	953,370	45,218

U.S. Bancorp	963,539	44,342
Wells Fargo	2,712,620	106,253
Zions Bancorp	108,952	5,546
		842,316
Capital Markets 2.9%		
Ameriprise Financial	78,802	18,730
Bank of New York Mellon	530,925	22,145
BlackRock	101,870	62,043
Cboe Global Markets	76,359	8,643
Charles Schwab	1,077,098	68,051
CME Group	257,330	52,675
FactSet Research Systems	27,162	10,446
Franklin Resources	198,691	4,632
Goldman Sachs Group	245,837	73,019
Intercontinental Exchange	399,825	37,600
Invesco	243,518	3,928
MarketAxess Holdings	27,167	6,955
Moody's	114,988	31,273
Morgan Stanley	1,001,675	76,187
MSCI	58,128	23,957
Nasdaq	82,748	12,622
Northern Trust	149,279	14,402
Raymond James Financial	139,541	12,476
S&P Global	248,435	83,738
State Street	262,850	16,205
T. Rowe Price Group (3)	162,336	18,443
		658,170
Consumer Finance 0.5%		
American Express	436,671	60,531
Capital One Financial	281,587	29,339
Discover Financial Services	198,999	18,821
Synchrony Financial	360,273	9,951
		118,642
Diversified Financial Services 1.5%		
Berkshire Hathaway, Class B (1)	1,294,389	353,394
		353,394
Insurance 2.2%		
Aflac	424,733	23,501
Allstate	197,060	24,973
American International Group	567,557	29,019
Aon, Class A	151,485	40,852
Arthur J Gallagher	148,677	24,240
Assurant	37,352	6,456
Brown & Brown	167,657	9,781

Chubb	303,331	59,629
Cincinnati Financial	107,051	12,737
Everest Re Group	28,394	7,958
Globe Life	65,304	6,365
Hartford Financial Services Group	235,931	15,437
Lincoln National	116,544	5,451
Loews	139,817	8,286
Marsh & McLennan	359,334	55,787
MetLife	492,226	30,907
Principal Financial Group	164,830	11,009
Progressive	418,846	48,699
Prudential Financial	268,661	25,706
Travelers	171,919	29,077
W R Berkley	148,932	10,166
Willis Towers Watson	79,973	15,786
		501,822
Total Financials		2,474,344

HEALTH CARE 15.1%

Biotechnology 2.2%

AbbVie	1,264,420	193,659
Amgen	382,327	93,020
Biogen (1)	104,817	21,376
Gilead Sciences	897,992	55,505
Incyte (1)	135,268	10,276
Moderna (1)	247,859	35,407
Regeneron Pharmaceuticals (1)	77,354	45,726
Vertex Pharmaceuticals (1)	182,519	51,432
		506,401

Health Care Equipment & Supplies 2.7%

Abbott Laboratories	1,252,974	136,136
ABIOMED (1)	32,614	8,072
Align Technology (1)	52,615	12,452
Baxter International	355,519	22,835
Becton Dickinson & Company	203,918	50,272
Boston Scientific (1)	1,020,127	38,020
Cooper	35,408	11,087
DENTSPLY SIRONA	155,351	5,551
Dexcom (1)	279,244	20,812
Edwards Lifesciences (1)	445,234	42,337
Hologic (1)	179,109	12,412
IDEXX Laboratories (1)	60,218	21,120
Intuitive Surgical (1)	256,368	51,456
Medtronic	960,178	86,176
ResMed	104,852	21,980

STERIS	71,623	14,765
Stryker	240,608	47,864
Teleflex	33,508	8,238
Zimmer Biomet Holdings	150,197	15,780
		627,365
Health Care Providers & Services 3.5%		
AmerisourceBergen	106,892	15,123
Cardinal Health	195,695	10,229
Centene (1)	417,286	35,306
Cigna	227,131	59,853
CVS Health	938,496	86,961
DaVita (1)	43,844	3,506
Elevance Health	172,554	83,271
HCA Healthcare	163,021	27,397
Henry Schein (1)	99,317	7,622
Humana	90,582	42,399
Laboratory Corp. of America Holdings	66,500	15,585
McKesson	104,122	33,966
Molina Healthcare (1)	42,019	11,749
Quest Diagnostics	84,276	11,207
UnitedHealth Group	671,224	344,761
Universal Health Services, Class B	45,809	4,613
		793,548
Life Sciences Tools & Services 1.9%		
Agilent Technologies	215,060	25,543
Bio-Rad Laboratories, Class A (1)	15,511	7,678
Bio-Techne	28,182	9,769
Charles River Laboratories International (1)	36,146	7,734
Danaher	463,085	117,401
Illumina (1)	112,148	20,676
IQVIA Holdings (1)	135,608	29,426
Mettler-Toledo International (1)	16,263	18,682
PerkinElmer	90,548	12,878
Thermo Fisher Scientific	280,121	152,184
Waters (1)	43,223	14,306
West Pharmaceutical Services	52,305	15,815
		432,092
Pharmaceuticals 4.8%		
Bristol-Myers Squibb	1,523,630	117,319
Catalent (1)	127,646	13,695
Eli Lilly	564,298	182,962
Johnson & Johnson	1,882,671	334,193
Merck	1,809,505	164,973
Organon	182,701	6,166

Pfizer	4,014,701	210,491
Viatris	869,878	9,108
Zoetis	336,929	57,915
		1,096,822
Total Health Care		3,456,228
INDUSTRIALS & BUSINESS SERVICES 7.9%		
Aerospace & Defense 1.7%		
Boeing (1)	398,162	54,437
General Dynamics	165,087	36,525
Howmet Aerospace	270,454	8,506
Huntington Ingalls Industries	28,148	6,131
L3Harris Technologies	138,158	33,393
Lockheed Martin	169,529	72,891
Northrop Grumman	104,621	50,068
Raytheon Technologies	1,064,374	102,297
Textron	154,604	9,442
TransDigm Group (1)	37,179	19,953
		393,643
Air Freight & Logistics 0.7%		
CH Robinson Worldwide	91,470	9,272
Expeditors International of Washington	120,449	11,739
FedEx	170,761	38,713
United Parcel Service, Class B	525,637	95,950
		155,674
Airlines 0.2%		
Alaska Air Group (1)	89,351	3,579
American Airlines Group (1)	464,843	5,894
Delta Air Lines (1)	452,291	13,103
Southwest Airlines (1)	425,423	15,366
United Airlines Holdings (1)	231,903	8,214
		46,156
Building Products 0.4%		
A.O. Smith	93,816	5,130
Allegion	63,001	6,168
Carrier Global	608,020	21,682
Fortune Brands Home & Security	94,292	5,646
Johnson Controls International	498,553	23,871
Masco	160,791	8,136
Trane Technologies	165,628	21,510
		92,143
Commercial Services & Supplies 0.5%		
Cintas	62,336	23,284
Copart (1)	153,333	16,661

Republic Services	147,860	19,351
Rollins	161,213	5,630
Waste Management	273,552	41,848
		106,774
Construction & Engineering 0.1%		
Quanta Services	102,457	12,842
		12,842
Electrical Equipment 0.5%		
AMETEK	165,578	18,195
Eaton	285,747	36,001
Emerson Electric	423,166	33,659
Generac Holdings (1)	45,346	9,549
Rockwell Automation	83,271	16,597
		114,001
Industrial Conglomerates 0.9%		
3M	407,422	52,724
General Electric	787,911	50,166
Honeywell International	487,226	84,685
Roper Technologies	75,656	29,858
		217,433
Machinery 1.5%		
Caterpillar	381,803	68,251
Cummins	101,163	19,578
Deere	199,856	59,851
Dover	103,433	12,548
Fortive	257,222	13,988
IDEX	54,615	9,920
Illinois Tool Works	202,984	36,994
Ingersoll Rand	291,540	12,268
Nordson	38,763	7,847
Otis Worldwide	303,079	21,419
PACCAR	249,281	20,526
Parker-Hannifin	91,828	22,594
Pentair	119,273	5,459
Snap-on	37,990	7,485
Stanley Black & Decker	108,423	11,369
Westinghouse Air Brake Technologies	131,187	10,768
Xylem	129,390	10,116
		350,981
Professional Services 0.3%		
Equifax	87,640	16,019
Jacobs Engineering Group	92,366	11,742
Leidos Holdings	98,202	9,890

Nielsen Holdings	259,205	6,019
Robert Half International	79,135	5,926
Verisk Analytics	111,884	19,366
		68,962
Road & Rail 0.9%		
CSX	1,556,888	45,243
JB Hunt Transport Services	60,244	9,486
Norfolk Southern	170,688	38,796
Old Dominion Freight Line	65,853	16,877
Union Pacific	449,474	95,864
		206,266
Trading Companies & Distributors 0.2%		
Fastenal	412,644	20,599
United Rentals (1)	51,410	12,488
WW Grainger	30,804	13,998
		47,085
Total Industrials & Business Services		1,811,960
INFORMATION TECHNOLOGY 26.7%		
Communications Equipment 0.8%		
Arista Networks (1)	160,656	15,060
Cisco Systems	2,972,783	126,759
F5 (1)	42,901	6,566
Juniper Networks	232,642	6,630
Motorola Solutions	119,886	25,128
		180,143
Electronic Equipment, Instruments & Components 0.6%		
Amphenol, Class A	427,853	27,545
CDW	96,932	15,273
Corning	535,402	16,870
Keysight Technologies (1)	128,500	17,714
TE Connectivity	230,860	26,122
Teledyne Technologies (1)	33,423	12,537
Trimble (1)	179,696	10,464
Zebra Technologies, Class A (1)	37,713	11,086
		137,611
IT Services 4.4%		
Accenture, Class A	453,270	125,850
Akamai Technologies (1)	115,148	10,516
Automatic Data Processing	299,047	62,812
Broadridge Financial Solutions	84,004	11,975
Cognizant Technology Solutions, Class A	373,466	25,205
DXC Technology (1)	176,314	5,344
EPAM Systems (1)	39,927	11,770

Fidelity National Information Services	436,159	39,983
Fiserv (1)	416,652	37,070
FleetCor Technologies (1)	55,546	11,671
Gartner (1)	57,796	13,977
Global Payments	201,794	22,327
International Business Machines	643,737	90,889
Jack Henry & Associates	51,668	9,301
Mastercard, Class A	614,482	193,857
Paychex	230,231	26,216
PayPal Holdings (1)	829,042	57,900
VeriSign (1)	68,439	11,452
Visa, Class A	1,177,517	231,841
		999,956
Semiconductors & Semiconductor Equipment 5.2%		
Advanced Micro Devices (1)	1,159,815	88,691
Analog Devices	374,656	54,734
Applied Materials	632,418	57,537
Broadcom	292,160	141,934
Enphase Energy (1)	94,828	18,514
Intel	2,926,311	109,473
KLA	106,893	34,107
Lam Research	99,333	42,331
Microchip Technology	398,479	23,144
Micron Technology	799,380	44,190
Monolithic Power Systems	31,035	11,919
NVIDIA	1,791,575	271,585
NXP Semiconductors	188,125	27,848
ON Semiconductor (1)	311,680	15,681
Qorvo (1)	78,023	7,359
QUALCOMM	801,550	102,390
Skyworks Solutions	115,585	10,708
SolarEdge Technologies (1)	39,779	10,887
Teradyne	115,080	10,305
Texas Instruments	659,949	101,401
		1,184,738
Software 8.8%		
Adobe (1)	338,129	123,775
ANSYS (1)	62,008	14,838
Autodesk (1)	155,857	26,801
Cadence Design Systems (1)	197,140	29,577
Ceridian HCM Holding (1)	96,579	4,547
Citrix Systems	89,667	8,713
Fortinet (1)	477,329	27,007
Intuit	202,427	78,023
Microsoft	5,350,439	1,374,153

NortonLifeLock	417,555	9,170
Oracle	1,126,317	78,696
Paycom Software (1)	34,601	9,692
PTC (1)	75,159	7,992
Salesforce (1)	711,002	117,344
ServiceNow (1)	143,495	68,235
Synopsys (1)	109,666	33,306
Tyler Technologies (1)	29,439	9,788
		2,021,657
Technology Hardware, Storage & Peripherals 6.9%		
Apple	10,999,778	1,503,890
Hewlett Packard Enterprise	929,910	12,330
HP	754,839	24,743
NetApp	158,274	10,326
Seagate Technology Holdings	142,002	10,145
Western Digital (1)	222,057	9,955
		1,571,389
Total Information Technology		6,095,494
MATERIALS 2.6%		
Chemicals 1.8%		
Air Products & Chemicals	158,613	38,143
Albemarle	83,826	17,518
Celanese	77,098	9,068
CF Industries Holdings	149,734	12,837
Corteva	518,509	28,072
Dow	521,697	26,925
DuPont de Nemours	364,049	20,234
Eastman Chemical	92,674	8,319
Ecolab	178,066	27,379
FMC	90,006	9,632
International Flavors & Fragrances	180,634	21,517
Linde	360,183	103,563
LyondellBasell Industries, Class A	185,648	16,237
Mosaic	259,862	12,273
PPG Industries	169,337	19,362
Sherwin-Williams	171,398	38,378
		409,457
Construction Materials 0.1%		
Martin Marietta Materials	44,759	13,394
Vulcan Materials	95,300	13,542
		26,936
Containers & Packaging 0.3%		
Amcor	1,078,494	13,406

Avery Dennison	58,724	9,505
Ball	229,407	15,776
International Paper	260,026	10,877
Packaging Corp. of America	67,365	9,263
Sealed Air	104,539	6,034
Westrock	183,401	7,307
		72,168
Metals & Mining 0.4%		
Freeport-McMoRan	1,031,943	30,195
Newmont	568,458	33,920
Nucor	188,602	19,692
		83,807
Total Materials		592,368
REAL ESTATE 2.9%		
Equity Real Estate Investment Trusts 2.8%		
Alexandria Real Estate Equities, REIT	106,556	15,454
American Tower, REIT	332,281	84,928
AvalonBay Communities, REIT	99,668	19,360
Boston Properties, REIT	102,151	9,089
Camden Property Trust, REIT	73,529	9,888
Crown Castle International, REIT	308,587	51,960
Digital Realty Trust, REIT	203,568	26,429
Duke Realty, REIT	273,780	15,044
Equinix, REIT	65,180	42,825
Equity Residential, REIT	244,561	17,662
Essex Property Trust, REIT	46,765	12,230
Extra Space Storage, REIT	96,214	16,368
Federal Realty OP, REIT	50,142	4,801
Healthpeak Properties, REIT	375,662	9,733
Host Hotels & Resorts, REIT	514,097	8,061
Iron Mountain, REIT	208,396	10,147
Kimco Realty, REIT	434,049	8,581
Mid-America Apartment Communities, REIT	82,825	14,467
Prologis, REIT	528,571	62,186
Public Storage, REIT	109,364	34,195
Realty Income, REIT	430,992	29,419
Regency Centers, REIT	107,398	6,370
SBA Communications, REIT	77,213	24,712
Simon Property Group, REIT	235,333	22,338
UDR, REIT	215,047	9,901
Ventas, REIT	283,604	14,586
VICI Properties, REIT	690,357	20,566
Vornado Realty Trust, REIT	114,175	3,264
Welltower, REIT	325,276	26,786

Weyerhaeuser, REIT	531,217	17,594
		648,944
Real Estate Management & Development 0.1%		
CBRE Group, Class A (1)	234,415	17,255
		17,255
Total Real Estate		666,199
UTILITIES 3.1%		
Electric Utilities 2.0%		
Alliant Energy	180,205	10,562
American Electric Power	367,829	35,290
Constellation Energy	233,692	13,381
Duke Energy	551,184	59,092
Edison International	271,621	17,177
Entergy	144,365	16,261
Evergy	164,828	10,755
Eversource Energy	243,794	20,593
Exelon	702,191	31,823
FirstEnergy	409,608	15,725
NextEra Energy	1,405,900	108,901
NRG Energy	170,895	6,523
Pinnacle West Capital	81,564	5,964
PPL	528,048	14,326
Southern	758,923	54,119
Xcel Energy	385,309	27,265
		447,757
Gas Utilities 0.0%		
Atmos Energy	97,469	10,926
		10,926
Independent Power & Renewable Electricity Producers 0.0%		
AES	475,103	9,982
		9,982
Multi-Utilities 1.0%		
Ameren	184,005	16,627
CenterPoint Energy	452,092	13,373
CMS Energy	208,290	14,060
Consolidated Edison	253,737	24,130
Dominion Energy	579,829	46,276
DTE Energy	138,939	17,611
NiSource	278,891	8,224
Public Service Enterprise Group	357,845	22,644
Sempra Energy	223,914	33,648

WEC Energy Group	226,085	22,753
		219,346
Water Utilities 0.1%		
American Water Works	130,343	19,391
		19,391
Total Utilities		707,402
Total Common Stocks (Cost $9,213,224)		**22,822,658**
SHORT-TERM INVESTMENTS 0.3%		
Money Market Funds 0.3%		
T. Rowe Price Government Reserve Fund, 1.33% (3)(4)	74,875,265	74,875
		74,875
U.S. Treasury Obligations 0.0%		
U.S. Treasury Bills, 9/8/22 (5)	5,420,000	5,404
		5,404
Total Short-Term Investments (Cost $80,281)		**80,279**
SECURITIES LENDING COLLATERAL 0.0%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH STATE STREET BANK AND TRUST COMPANY 0.0%		
Money Market Funds 0.0%		
T. Rowe Price Government Reserve Fund, 1.33% (3)(4)	4,767,089	4,767
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank And Trust Company		**4,767**
Total Securities Lending Collateral (Cost $4,767)		**4,767**
Total Investments in Securities 99.9% of Net Assets (Cost $9,298,272)		**$ 22,907,704**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) See Note 4. All or a portion of this security is on loan at June 30, 2022.

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Index Trust, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Index 500 Fund (the fund) is an open-end management investment company established by the corporation and intends to be diversified in approximately the same proportion as the index it tracks is diversified. The fund may become nondiversified for periods of time solely as a result of changes in the composition of the index (for example, changes in the relative market capitalization or index weighting of one or more securities represented in the index). The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks. The fund has three classes of shares: the Equity Index 500 Fund (Investor Class), the Equity Index 500 Fund–I Class (I Class) and the Equity Index 500 Fund–Z Class (Z Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2022, the fund realized $3,445,618,000 of net gain on $4,793,337,000 of in-kind redemptions.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded and/or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of June 30, 2022, securities valued at $5,324,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts as an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2022, the value of loaned securities was $4,458,000; the value of cash collateral and related investments was $4,767,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $403,234,000 and $5,481,713,000, respectively, for the six months ended June 30, 2022.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2022, the cost of investments for federal income tax purposes was $9,555,305,000. Net unrealized gain aggregated $13,348,918,000 at period-end, of which $14,208,102,000 related to appreciated investments and $859,184,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.05% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2022 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $2,370,000 remain subject to repayment by the fund at June 30, 2022. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2022, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $2,587,000 for T. Rowe Price Services, Inc.; and $1,120,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended June 30, 2022, the fund was charged $414,000 for shareholder servicing costs related to the college savings plans, of which $78,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2022, approximately 23% of the outstanding shares of the I Class were held by college savings plans.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2022, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

Consistent with its investment objective, the fund may invest in T. Rowe Price Group, Inc. Additionally, the fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract, including an amendment that went into effect on August 1, 2021. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund

The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to a contractual expense limitation). Effective August 1, 2021, pursuant to an amendment to the Advisory Contract, the fund’s advisory fee was lowered from 0.06% to 0.05%. The fund’s shareholders have benefited from economies of scale through several reductions to the fund’s management fee and may also benefit from potential economies of scale through a decline in operating expenses as the fund grows in size. The Board concluded that the advisory fee structure for the fund provided for a reasonable sharing of benefits from any economies of scale and that the advisory fee structure continued to be appropriate.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the third quintile (Expense Group) and second quintile (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract

As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022